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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003


                          INVERESK RESEARCH GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

      DELAWARE                       000-49765                43-1955097
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Formation)                File Number)          Identification Number)

                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (C)      EXHIBITS

                  23.1     Independent Auditors' Consent
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: October 30, 2003         INVERESK RESEARCH GROUP, INC.


                                     By:      /s/  D.J. Paul E. Cowan
                                           -------------------------------------
                                           D. J. Paul E. Cowan
                                           Chief Financial Officer and Treasurer
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                                  EXHIBIT INDEX


 Exhibit No.

     23.1       Independent Auditors' Consent.